    As filed with the Securities and Exchange Commission on March 7, 1997

                                                   Registration No. _______.__

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                ---------------

                                   FORM S-8

                                ---------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     ECHOSTAR COMMUNICATIONS CORPORATION
            (Exact name of registrant as specified in its charter)

                NEVADA                                88-03369997
    (State or other jurisdiction                   (I.R.S. Employer
    of incorporation or organization)             Identification No.)

                           90 INVERNESS CIRCLE EAST
                          ENGLEWOOD, COLORADO 80112
        (Address, including zip code, of principal executive offices)

                     ECHOSTAR COMMUNICATIONS CORPORATION
                        401(k) EMPLOYEES' SAVINGS PLAN
                             (Full Title of Plan)

                              DAVID K. MOSKOWITZ
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                     ECHOSTAR COMMUNICATIONS CORPORATION
                           90 INVERNESS CIRCLE EAST
                          ENGLEWOOD, COLORADO 80112
                           (303) 799-8222 EXT. 5323
                   (Name, address, including zip code, and
         telephone number, including area code, of agent for service)

                       CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                Proposed     Proposed
                                                 maximum      maximum
                                 Amount         offering      aggregate     Amount of
Title of                          to be           price       offering    registration
securities to be registered     registered      per share     price (1)       fee
---------------------------------------------------------------------------------------
Class A Common Stock,        55,000 shares(2)   $22.875  $1,258,125.00     $381.25
$0.01 par value
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

(1) This calculation is made solely for the purpose of determining the amount of the registration fee and, in accordance with Rule 457(h) under the Securities Act of 1933, is based upon the average of the high and low prices of the Company's Class A Common Stock as quoted on the Nasdaq National Market System on March 7, 1997.

(2) This amount represents a 55,000 share increase in the number of shares of the Company's Class A Common Stock authorized for issuance under the Company's 401(k) Employees' Savings Plan.

IN ADDITION, PURSUANT TO RULE 416(c) UNDER THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ALSO COVERS AN INDETERMINATE AMOUNT OF INTERESTS TO BE OFFERED OR SOLD PURSUANT TO THE EMPLOYEE BENEFIT PLAN DESCRIBED HEREIN.

                              INTRODUCTION

     This Registration Statement on Form S-8 is filed by EchoStar Communications Corporation, a Nevada Corporation formed in April, 1995 (the "Company"), relating to an additional 55,000 shares of the Company's Class A Common Stock, par value of $0.01 per share, issuable under the Company's 401(k) Employees' Savings Plan, and consists of only those items required by General Instruction E to Form S-8.

                                   PART II

               INFORMATION REQUIRED IN REGISTRATION STATEMENT


    In accordance with General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8, Registration No. 33-80527, previously filed by the Company with the Securities and Exchange Commission on December 19, 1995, and the Company's Registration Statement on Form S-4 (Amendment No. 7), Registration No. 333-03584, previously filed with the Securities and Exchange Commission on December 20, 1996, are incorporated herein by reference and made a part hereof.

    Pursuant to General Instruction E, only those opinions and consents required by item 8 are provided, as follows:

      Exhibit No.  Exhibit Description
      -----------  -------------------
         5.1       Opinion and Consent of David K. Moskowitz, Esq.

        23.1       Consent of Arthur Andersen LLP.

        23.2       Consent of David K. Moskowitz, Esq.  See Exhibit 5.1.

        24         Power of Attorney.

                                 SIGNATURES

THE REGISTRANT.

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on March 7, 1997.

                                       ECHOSTAR COMMUNICATIONS CORPORATION


                                       By: /s/ DAVID K. MOSKOWITZ
                                          ------------------------------------
                                          David K. Moskowitz
                                          Senior Vice President, General
                                          Counsel and Secretary

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       Signature                      Title                          Date
       ---------                      -----                          ----

*
-----------------------  Chief Executive Officer, Chairman        March 7, 1997
Charles W. Ergen         and Director
                             (Principal Executive Officer)
*
-----------------------  Chief Financial Officer and              March 7, 1997
Steven B. Schaver        Chief Operating Officer
                             (Principal Financial Officer)
*
-----------------------  Vice President and Treasurer             March 7, 1997
J. Allen Fears               (Principal Accounting Officer)

*
-----------------------  Vice Chairman and Director               March 7, 1997
R. Scott Zimmer

*
-----------------------  Executive Vice President and             March 7, 1997
James DeFranco           Director

*
-----------------------  Director                                 March 7, 1997
Raymond L. Friedlob

*
-----------------------  Director                                 March 7, 1997
Alan M. Angelich

* By: /s/ J. ALLEN FEARS
      ------------------
      J. Allen Fears
      Attorney-in-Fact

                                  SIGNATURES

THE PLAN.

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Trustees of the Company's 401(k) Employees' Savings Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on March 7, 1997.

                                       ECHOSTAR COMMUNICATIONS CORPORATION'S
                                       401(k) EMPLOYEES' SAVINGS PLAN


                                       By:  /s/ CHARLES W. ERGEN
                                          ---------------------------------
                                          Charles W. Ergen
                                          Trustee


                                       By:  /s/ MARY C. ERGEN
                                          ---------------------------------
                                          Mary C. Ergen
                                          Trustee

                                EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT DESCRIPTION
-----------     -------------------
   5.1          Opinion and Consent of David K. Moskowitz, Esq.

  23.1          Consent of Arthur Andersen LLP.

  23.2          Consent of David K. Moskowitz, Esq.  See Exhibit 5.1.

  24            Power of Attorney.